UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2011

PROVIDENT FINANCIAL SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (732) 590-9200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 11, 2011, The Provident Bank, a wholly owned subsidiary of Provident Financial Services, Inc. (the “Company”) issued a press release announcing that The Provident Bank completed its acquisition of Beacon Trust Company and Beacon Global Asset Management, Inc. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Company’s wholly owned subsidiary, The Provident Bank on August 11, 2011 announcing that The Provident Bank completed its acquisition of Beacon Trust Company and Beacon Global Asset Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE: August 15, 2011	By:	/s/ Christopher Martin
Christopher Martin
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by the Company’s wholly owned subsidiary, The Provident Bank on August 11, 2011 announcing that The Provident Bank completed its acquisition of Beacon Trust Company and Beacon Global Asset Management, Inc.